Exhibit 99.2

Fourth Quarter and Full Year 2002 Earnings Review and Guidance for 2003 a d v a n c e r e l e n t l e s s l y January 27, 2003 1

Agenda I. Strategic Overview Bob Rossiter, Chairman & CEO II. Customer Focus Driving Growth Jim Vandenberghe, Vice Chairman III. Financial Review and 2003 Outlook Dave Wajsgras, SVP & CFO IV. Q & A

Strategic Overview

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 $ In Billions 3.1 4.7 6.2 7.3 9.1 12.4 14.1 13.6 Seating Overheads Door Panels Floor and Acoustics Instrument Panels Electronics We've Steadily Increased our Automotive Interior Capabilities Transformation from Seat Manufacturer to Integrator of Complete Automotive Interiors Total Automotive Interior Capability

Becoming a Systems Integrator Means Moving... INTERNAL FOCUS SUPPLIER SPECIFICATIONS PIECE PRICE CONTRACTS BUILD-TO-PRINT OPERATING EFFICIENCY MANUFACTURER CUSTOMER FOCUS STRATEGIC PARTNER COLLABORATIVE APPROACHES VALUE-ADDED SERVICES FULL R&D CAPABILITY SUPPLY-CHAIN MANAGEMENT SYSTEMS INTEGRATOR From To

Business Environment Overall Market Stable U.S. and W. Europe economic situation Equity markets "nervous" about geopolitical events Automotive Sector 'Trend' N.A. production outlook -- 16 million units Keen OEM focus on improving interiors Increasingly cooperative OEM initiatives Beginning to move toward total interiors outsourcing; led by GM "The Lear Advantage" Experienced and motivated team Continuous improvements in quality Leading global market position Total interior capability Financial returns improving with strong cash flow

2002 Highlights A Focus on the Customer... and Cash Continued to improve quality Further strengthened customer relationships Awarded first-ever total interior integrator program by General Motors Growing our business with Asian OEMs; Backlog now at highest level ever Delivered record net sales and solid financial results overall Continued to generate cash and reduce our debt Another Year of Solid Operating and Financial Performance; Lear is Well Positioned for Growth Going Forward

Customer Focus Driving Growth

Global Business Strategy North America - Leverage our leadership position in total interiors Europe - Improve our business structure and grow our market share Rest of World - Aggressively expand our presence with Asian OEMs Pursue Profitable Growth Worldwide

Lear Strategic Roadmap - - Advance Relentlessly Revenue and Earnings Growth Seats Total Interior Capabilities Interior Integration Lear Operating Strengths Leading Global Market Position Diversified Customer Base Solid Reputation for Quality Outstanding Customer Relationships Premier Automotive Supplier Lear Financial Strengths Strong Sales Backlog Revenue and Earnings Growth Strong Free Cash Flow

2003 Lear Product Launch Highlights

LEAR CORPORATION

General Motors

Cadillac SRX
Seats, interior trim, flooring, dash insulator, lift-gate

Cadillac XLR
Seats, electronics

Chevrolet Malibu
Electronics

GMC Envoy XUV
Door panels, mid-gate, console

Pontiac Grand Prix
Seats, electronics

Buick Ranier
Door panels, console

Ford

Ford F-Series
Seats,cockpit assembly, flooring, door panels

Lincoln Aviator
Climate-controlled seats

Ford Mustang
Seats

DaimlerChrysler

Dodge Durango
Seats, flooring, O/H, electronics, dash insulator

Chrysler Pacifica
Door panels, interior trim

European OEMs

Volvo XC 90
Seats, I/P, door panels, electronics

Opel Vectra
Seats, trim, electronics

Saab 9-3
Seats, I/P, electronics, interior trim

Fiat Punto
Seats, interior trim

Citroen C2
Seats

Asian OEMs

Toyota Sienna
Seats, door panels

Nissan Maxima
Interior trim

Mazda RX-8
Total interior (Systems Integrator)

11

Lear Product Highlights Seats Flooring Interior Trim Dash Insulator Lift-gate Cadillac SRX

Lear Product Highlights Seats Door Panels Flooring Cockpit Assembly Ford F-Series

Lear Product Highlights Seats Flooring Overhead Electronics Dash Insulator Dodge Durango

Lear Product Highlights Seats Door Panels Electronics Instrument Panel Volvo XC 90

Lear Product Highlights Seats Door Panels Toyota Sienna

Backlog Grows to $4 Billion Total interior integrator program New business with Asian OEMs Growing electronics New IP and cockpit programs 1998 1999 2000 2002 Status 2003 Status TGR 12.4 11.8 10.5 3.6 4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Five Year Sales Backlog ($ Billions) Major Areas of Growth 2002 - 2006 Status 2003 - 2007 Status

Examples of Growth in the Backlog Leveraging Total Interior Capability to Win New Business Hyundai Sonata/Santa Fe (Seats, electrical) Honda Pilot/Element (Overhead, electrical, floor & acoustics) Nissan Maxima (Interior trim) First program of this type ever awarded by General Motors DCX C-Segment/Dakota (Instrument panels) Volvo V70 (Cockpit assembly) Chevrolet Impala (Wiring) Saturn ION (Wiring, switches) Ford Taurus, Sportrac, Ranger (Smart junction box) New Business w/ Asian OEMs Electronics IPs and Cockpits Total Interior Integrator

Lear Progressing from Systems Integrator to Total Interior Integrator Total Interior Integrator (TI) Systems Integrator Design OEM Lead Supplier Lead Engineering Shared Supplier Lead Sourcing OEM Directed Supplier Lead Manufacturing Supplier Supplier Sub-Assembly Supplier Supplier Sequencing Supplier Supplier A single supplier responsible for the design, engineering, sourcing, integration, manufacturing, sub-assembly and sequencing of the total vehicle interior (excluding certain directed items such as HVAC, safety and restraints, etc.)

Design phase well underway -- clay models presently being developed by Lear Sourcing matrix being developed by Lear Lear Selected as Total Interior Integrator for Next Generation Buick LeSabre / Cadillac DeVille Estimated annual Lear net sales of $825 million Lear to provide total interior, including electrical distribution system Lear content to be produced in existing facilities Status Key Program Physicals This Award Recognizes Lear's Full Capabilities

Financial Review and 2003 Outlook

Financial Review Financial Highlights - Full Year 2002 Record net sales of $14.4 billion, up 6% from 2001 Earnings of $4.65 per share, up 25% from prior year * Operating margin of 5.2%, up 20 basis points Return on invested capital near 10%, up 150 basis points Strong free cash flow of $395 million Net debt to capitalization ratio improved by 5 percentage points to 58% Another Year of Solid Financial Performance * Adjusted basis

Net Sales $ 3,760.4 $ 3,405.0 $ 3,405.0 Operating Income $ 246.8 $ 68.6 $ 217.8 O/I Margin 6.6% 2.0% 6.4 % Net Income $ 118.0 $ (48.8) $ 97.8 EPS $ 1.76 $ ( .76 ) $ 1.49 SG&A % of Sales 3.4% 3.8% 3.6 % Interest Expense $ 50.6 $ 61.3 $ 61.3 Other Expense, Net $ 18.7 $ 23.7 $ 12.5 Vehicle Production (000) North America 3,942 3,837 Western Europe 3,811 4,039 Financial Highlights - Fourth Quarter 2002 Fourth Quarter 2002 Reported/Adjusted Reported Adjusted * ($ in millions, except EPS) Financial Review Fourth Quarter 2001 Fourth Quarter record * Excludes impact of goodwill amortization, restructuring charge and divestitures

Industry Vehicle Production N.A. 6% W.E. (1)% S.A. (22)% Industry Vehicle Production N.A. 3% W.E. (6)% S.A. 16% Financial Review 4Q02 versus 4Q01 - Change in Operating Income Total Change Worldwide Prod. & Mix Currency and Related Divestitures Global New Business East 29 6 4 0.1 19 . $ Millions $29M $4M $19M $6M NM Change in Net Sales $355M $(30)M $90M $(5)M $300M

Net Income $ 118 $ 312 ** Depreciation 78 301 Working Capital / Other 74 55 Cash from Operations * $ 270 $ 668 Capital Expenditures (99) (273) Free Cash Flow * $ 171 $ 395 Fourth Qtr (mils) Financial Review Strong Free Cash Flow Full Year (mils) * Includes $16 million to fund restructuring actions during the quarter and $64 million for the full year; excludes impact of sales of receivables ** Excludes impact of goodwill impairment 2002

Financial Review Continuing to Reduce Our Net Debt Aggressively Reducing Our Debt 1999* 2000 2001** 2002** Net Debt 3.4 3 2.7 2.3 Debt/Cap 0.7 0.65 0.63 0.58 North 45.9 46.9 45 43.9 Free Cash Flow $179M $408M $318M $395M $ Billion Net Debt * UTA acquisition 5/99 ** Includes ABS debt of $261 million in 2001 and $189 million in 2002 (implemented in 2001). Net Debt/Capitalization

Financial Review Fourth Quarter Content Per Vehicle is up. . . With Major 2002 Launches Now in Place, Growth in Content per Vehicle Resumes 4Q 2001 4Q 2002 3rd Qtr 4th Qtr East 572 606 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 North America 4Q 2001 4Q 2002 3rd Qtr 4th Qtr East 256 290 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Western Europe Up 6% Up 13%

Financial Review Continuing Our Trend of Annual CPV Growth Lear Has a Track Record of Content per Vehicle Growth 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 North America 94 112 169 227 292 320 369 478 570 600 635 Western Europe 19 34 44 92 109 123 176 227 250 280 310 North 45.9 46.9 45 43.9

Present Backlog (millions) 2003 $ 900 2004 700 2005 1,000 2006 900 2007 500 5 Year Total $ 4,000 Financial Review Growth to Continue with Strong Sales Backlog Backlog By Customer Big 3 45 % European 30 % Asian 25 % Backlog By Region North America 40 % Europe 45 % Rest of World 15 % Backlog By Product Seats 35 % Electronics 25 % Interiors 40 % Present Backlog is the Highest Absolute Level and Highest Percent of Annual Sales Ever

Financial Review Financial Impact of 'New' Backlog Profile Lear's Five Year Backlog Supports Improved Sales Diversification and Financial Returns Backlog Highlights Total interior integrator program Electrical components and electronics systems IPs and cockpits represent 25% Asian OEMs and transplants now 25% European and Asian regions growing the fastest Strategic / Financial Impact Validates leading position as a total interior supplier; neutral on operating margins and a plus for ROIC Electronics is the fastest growing 'product area' in the interior; high value added A growth opportunity; neutral to margins Supports priority emphasis on growing with Asian OEMs; margins similar to North American base business Improves Lear's customer and geographic mix; as European returns improve, positive shift for overall margins

Financial Review Profile of Lear's Joint Ventures Provide Lear with access to new markets, new customers, new technologies and new products 16 Non-consolidated JVs worldwide 8 in North America 6 in Asia 2 in Europe Supporting 11 customers, including The 'Big Three', BMW, Audi, Toyota, Honda, Nissan, Mitsubishi, Isuzu, and Hyundai Average Lear equity interest is 45% Consolidated Non-Consolidated 3rd Qtr 4th Qtr East 13 16 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Consolidated Non-consolidated 29 Joint Ventures Worldwide NON-CONSOLIDATED JVs

Financial Review Non-Consolidated Joint Ventures Growing Rapidly 2001 2002 2003 Estimate 4th Qtr Sales 593 635 725 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Annual Sales* (millions) 22% Growth 2002 - 2006 Status 2003 - 2007 Status 3rd Qtr 4th Qtr East 750 1250 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Up 67% Five Year Sales Backlog* (millions) Not included in our Reported Net Sales or the $4.0 Billion New Business Backlog * Sales represent 100% of Joint Ventures

Facility Closures 18 closures of the 21 planned completed to date 4 closures in the fourth quarter Overall closure plan proceeding on target Census Reductions Over 90% of planned separations completed by end of 2002 Cash Payments $90 million in total $16 million in fourth quarter, $72 million cumulative $64 million during 2002 Implementation of Restructuring Plan is Nearing Completion Financial Review Restructuring Update

Financial Review Pension Benefit Obligation (PBO) Status PBO & Unfunded PBO As of September 30 Unfunded PBO is manageable 7% of market cap < 1 year of Free Cash Flow 2,000 retirees covered by defined benefit plans 20% of active workforce covered by defined benefit plans Summary $ Millions Asset Returns (9)% (5)% 2001 2002 3rd Qtr 4th Qtr Unfunded PBO 101 177 90 20.4 PBO 212 220 34.6 31.6 North 45.9 46.9 45 43.9 NOTE: Measurement Date - September 30

Financial Review Pension & OPEB Update Cash Flow: (millions) Pension $ 35 $ 45 Healthcare 10 15 $ 45 $ 60 Expense: (millions) Pension $ 40 $ 50 Healthcare 22 35 $ 62 $ 85 2002 2003E Key Actuarial Assumptions: Discount Rate 8.00% 7.50% 6.75%(1) Expected Return on Assets(2) 9.50% 9.00% 7.75%(1) 2001 2000 (1) 7.0% for Canadian liabilities, approximately 1/3 of total. (2) EROA set in current year is used for next year's pension expense calculation. 2002

Financial Review Corporate Tax Rate Declining Strategic emphasis on proactive tax planning throughout the company Efficient management of Legal Entity structure Six Sigma discipline applied on a cross-functional basis - - process improvement maximizes opportunities Improving mix of Non-U.S. Earnings Factors Influencing Our Tax Rate 2002 Initial 2003 Guidance Current 2003 Guidance 4th Qtr Tax Rate 0.335 0.32 0.3 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

2002 2003 16.4 16 2 North America (in millions) 2002 Actual 2003 Outlook 16.0 16.4 Financial Review 2003 Vehicle Production Assumptions 2002 2003 16.1 16 2 2002 Actual 2003 Outlook 16.0 16.1 Western Europe (in millions) 2003 Production Down in North America; Flat in Western Europe 37 Q1 4.1 Up 1% Q1 4.2 Down 3%

Financial Review 2003 Guidance First Quarter EPS Full Year EPS Net Sales up 6% to 8% 2001 2002 2003 4th Qtr East 0.53 0.7 0.9 20.4 West 0.1 31.6 North 45.9 46.9 45 43.9 Interest Expense $ 50 M $ 200 M Capital Expenditures $ 100 M $ 300 M Free Cash Flow $ 50 M $ 400 M 2001 2002 2003 4th Qtr East 3.73 4.65 5.2 20.4 West 0.5 31.6 North 45.9 46.9 45 43.9 (Note: Full year 2002 EPS excludes the impact of goodwill impairment of $298.5M after-tax; 2001 results exclude the impact of non-recurring items and goodwill amortization) Net Sales of Au $15 Billion

Financial Review 2003 Financial Sensitivity N.A. Production (Mils) 16.4 16.0 15.5 W.E. Production (Mils) 16.1 16.0 16.0 Net Sales (Bils) $ 14.4 $ 15.0 $ 14.7 EPS $ 4.65 $ 5.20 - $ 4.70 - 5.40 5.00 O/I Margin 5.2% 5.3 - 5.4% 5.1 - 5.2 % Free Cash Flow (Mils) $ 395 $ 400 $ 325 Major Assumptions 2002 2003 Guidance Sensitivity * Adjusted basis *

Where is Lear Today . . . Well positioned for sustainable growth; sales backlog at highest level ever Operating margins and returns improving Double-digit earnings per share growth Continuing strong free cash flow and debt reduction Solid and improving capital structure Operational excellence -- quality, cost, speed, innovation and customer satisfaction Customer-Focused and Shareholder-Driven A Leading Position in the Fastest Growing Segment in the Automotive Industry

ADVANCE RELENTLESSLY(tm) NYSE: LEA www.lear.com

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer- mandated selling price reductions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. These forward- looking statements are made as of the date hereof, and Lear does not assume any obligation to update them.. Forward Looking Statement